UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 600-7555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed on August 13, 2024, simultaneously with the execution of that certain Arrangement Agreement by and between Greenbrook TMS Inc. and Neuronetics, Inc. (“Neuronetics”; such agreement, the “Arrangement Agreement”), Madryn Asset Management LP and its affiliates (the “Madryn Parties”) and Neuronetics entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Madryn Parties are entitled to registration rights in respect of the Consideration Shares (as defined in the Arrangement Agreement) that the Madryn Parties received upon consummation of the Arrangement Agreement.

As previously disclosed on November 1, 2024, Neuronetics and the Madryn Parties agreed to amend the Registration Rights Agreement (the “First Amendment”).

On March 2, 2026, Neuronetics and the Madryn Parties executed a second amendment to the Registration Rights Agreement (the “Second Amendment”). Pursuant to the Second Amendment, (i) if Neuronetics receives a Shelf Notice (as defined in the Registration Rights Agreement) after the effective date of the Second Amendment, Neuronetics will prepare and file a Registration Statement covering resale from time to time of all Registrable Securities (as defined in the Registration Rights Agreement) then beneficially owned by the Madryn Parties as promptly as practicable and in any event within five (5) business days after the date Neuronetics files its Annual Report on Form 10-K for the year ended December 31, 2025 and (ii) the Madryn Parties agree at the 2026 annual meeting of Neuronetics to vote all shares of stock of Neuronetics owned by the Madryn Parties in accordance with the voting recommendation of the Board of Directors of Neuronetics on certain proposals as defined in the Second Amendment. The Second Amendment is attached hereto as Exhibit 10.1.

The foregoing description of the Registration Rights Agreement and the Second Amendment does not purport to be complete and are qualified in their entirety by reference to the form of Registration Rights Agreement, which is filed as Exhibit 10.4 to the Current Report on Form 8-K filed on August 13, 2024, and the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to the Registration Rights Agreement by and between Neuronetics and Investor dated March 2, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2026	NEURONETICS, INC.

	By:	/s/ W. Andrew Macan
W. Andrew Macan
EVP, Chief Legal Officer, and Corporate Secretary